UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2008

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2008, the Compensation Committee of The Williams Companies, Inc. ("Williams") Board of Directors (the "Compensation Committee") determined that under Williams’ 2007 annual incentive program Williams had exceeded the Economic Value Added ("EVA") incentive target established by the Compensation Committee in first quarter 2007 and approved awards for eligible employees for payment on March 14, 2008. The awards approved include $2,373,086.33 for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer; $925,752.44 for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer; $662,532.19 for Mr. Ralph A. Hill, Sr. Vice President – Exploration and Production; $619,694.40 for Mr. Michael P. Johnson, Sr. Vice President and Chief Administrative Officer; and $669,676.26 for Mr. Phillip D. Wright, Sr. Vice President - Williams Gas Pipelines. The amount awarded to the other executive officers totaled $1,282,407.50.

Due to the attainment of the incentive target under Williams’ 2007 annual incentive program as discussed above, the Compensation Committee also approved the release of one-third of the reserved annual incentive program awards. The reserve amounts are included in the awards listed above, specifically $276,086.33 for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer; $67,579.51 for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer; $82,032.24 for Mr. Ralph A. Hill, Sr. Vice President – Exploration and Production; $36,944.47 for Mr. Michael P. Johnson, Sr. Vice President and Chief Administrative Officer; and $48,676.21 for Mr. Phillip D. Wright, Sr. Vice President - Williams Gas Pipelines. The amount paid to the other executive officers totaled $133,657.45. The remaining reserved amount can be earned in future years if established performance targets are met but will not be earned if such performance targets are not met.

On February 25, 2008, the Compensation Committee also approved an annual incentive program for the Company’s executive officers. Funding under the 2008 annual incentive program will be based on Williams’ 2008 EVA performance. The payout of incentive awards to Williams’ executive officers under the 2008 annual incentive program will be based on EVA performance. The Compensation Committee also established the target incentive opportunity for each of our executive officers, expressed as a percentage of base salary, using market data for individuals in comparable positions and markets. The annual incentive program funds a bonus up to a maximum of 400 percent of target. The amount above 200 percent of target is placed in a reserve. Each year that threshold performance targets are met, one-third of the total reserve balance is paid out. Amounts remaining in the reserve are at risk based on future EVA performance. The Compensation Committee will review each executive officer's performance and contributions for the year, in consultation with the Chief Executive Officer with respect to executives other than the Chief Executive Officer, and will allocate the awards among the officers based on individual performance, business unit performance, and target opportunity for each position. The Compensation Committee retains full discretion to determine whether a payout will be made under the program.

On February 25, 2005, the executive officers of Williams were granted certain performance-based restricted stock units. One-third of the restricted stock units granted were eligible to be earned annually upon attainment of performance targets established by the Compensation Committee each year in the first 90 days of each calendar year. The restricted stock units have a three-year term, with one-third of the grant eligible to be earned in each of three years. In first quarter 2007, the Compensation Committee approved a specific performance target for the earning of the final one-third of the 2005 performance-based restricted stock units. The performance target was based on the EVA performance in 2007. On February 25, 2008, the Compensation Committee determined that Williams had attained the EVA performance target established in 2007 for the earning of the final one-third of the 2005 awards of performance-based restricted stock units. Based on the Compensation Committee’s certification, such restricted stock units were earned as of February 25, 2008. The restricted stock units will be issued on March 15, 2008, except in the event of death, disability or change-in-control in which case the shares will be issued as soon as practicable after the event.

On February 25, 2008, the Compensation Committee also approved 2008 equity awards including grants of stock options and performance-based restricted stock units for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer. The Committee also approved grants of stock options, time-based restricted stock units and performance-based restricted stock units for the other executive officers and other eligible employees. The awards were granted on February 25, 2008. The equity awards to individuals subject to Section 16 of the Securities and Exchange Act of 1934 were filed February 27, 2008, with the Securities and Exchange Commission on applicable Form 4s. The stock options will vest in thirds over a three-year period. The time-based restricted stock units will vest at the end of a three-year period. Recipients of the performance-based restricted stock units will have the opportunity to earn between 0% and 200% of the performance-based restricted stock units depending on the level of EVA attainment at the end of a three-year period if the recipient remains an active employee of the Company until February 25, 2011, and the Committee certifies that the Company has met the performance measure defined by the Committee. Under certain circumstances, such as retirement, death or disability, the equity awards may be prorated or the vesting otherwise accelerated. The target for 2008 performance-based restricted stock units will be based on EVA performance for the three-year term.

The 2008 equity awards were granted subject to the terms of the grant agreements, the form of which are filed herewith as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 and incorporated by reference herein.

For each EVA performance target discussed herein, the Compensation Committee reviews and approves the EVA calculation to ensure fairness to the Williams' officers, employees and shareholders, taking into account such items as mark-to-market accounting treatment and other non-recurring items or other developments that were not contemplated as part of Williams' business plan EVA targets.

EVA is a registered trademark of Stern, Stewart and Company.

Item 9.01 Financial Statements and Exhibits.

a) None
b) None
c) None
d) Exhibits

99.1 Form of 2008 Performance-Based Restricted Stock Unit Agreement among Williams and certain employees and officers.

99.2 Form of 2008 Restricted Stock Unit Agreement among Williams and certain employees and officers.

99.3 Form of 2008 Nonqualified Stock Option Agreement among Williams and certain employees and officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

February 29, 2008	By:	Brian K. Shore

Name: Brian K. Shore
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Form of 2008 Performance-Based Restricted Stock Unit Agreement among Williams and certain employees and officers.
99.2	Form of 2008 Restricted Stock Unit Agreement among Williams and certain employees and officers.
99.3	Form of 2008 Nonqualified Stock Option Agreement among Williams and certain employees and officers.